Exhibit 99.1


                            Endo Pharmaceuticals
                            Salomon Smith Barney
             Second Annual Specialty Pharmaceuticals Conference
                                 March 2002



Forward-Looking Statements
-------------------------------------------------------------------------------

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.



Endo Pharmaceuticals
-------------------------------------------------------------------------------
    A Specialty Pharmaceutical company focused in fast growing pain management market with:

|X| An established portfolio of branded products

|X| A targeted national sales and marketing infrastructure

|X| Research and development expertise

|X| A substantial pipeline focused on pain management

|X| An experienced and successful management team



Company History
-------------------------------------------------------------------------------
1920  o        Endo founded

1950  o        Percodan(R) launched

1969  o        Endo sold to DuPont

1971  o        Percocet(R) launched

1997  o        August 1997:  Endo formed as buyout from DuPont Merck

1998  o        November 1998: Lidoderm(R) licensed from Hind Healthcare

2000  o        July 2000:  Algos acquired

2001  o        October 2001:  Follow-on offering completed



Aggressive Pain Focus
-------------------------------------------------------------------------------
o Pain Management represents a tremendous growth area:

    o        Growing at a compounded growth rate of >28% annually
    o        Pain community is extremely aggressive
    o        Prescribing physician base highly concentrated


Total Prescription Pain Market
-------------------------------------------------------------------------------

Sales (billions)

Bar Chart Reflecting Data Below:

1998      1999      2000       2001

$6.8      $9.3      $11.9      $14.3

Graph shows a Compounded Annual Growth Rate of 28%.


Source:  IMS


Key Drivers of Market Growth
-------------------------------------------------------------------------------
o        Changing attitudes toward pain management

         o     Physicians

         o     Patients

o        Changing environment toward treatment of pain

         o     Guideline changes

         o     Pain management now recognized as a board certified specialty

o        Aging population

o        Increase in number of surgical procedures


Analgesics: 2001 the second most prescribed medication
-------------------------------------------------------------------------------
               2000                                  2001

1.       Vascular agents             1.       Anti-infectives

2.       Psychotherapeutics          2.       Analgesics

3.       Anti-infective              3.       Psychotherapeutics

4.       Analgesics                  4.       Vascular agents

5.       Hormones                    5.       Hormones

6.       Respiratory Therapy         6.       Respiratory Therapy

7.       Gastrointestinal            7.       Cough/Cold Preps

8.       Anti-arthritics             8.       Anti-arthritics

9.       Diuretics                   9.       Gastrointestinal

10.      Diabetes Therapy            10.      Cholesterol Reducers &
                                              Lipotropics


 Narcotics comprise approximately      Narcotics comprise approximately 76%
   75% of analgesic prescriptions        of analgesic prescriptions


Source:  IMS 2001 Prescription Data


Narcotic Analgesics
-------------------------------------------------------------------------------
Sales (billions)

Bar Chart Reflecting Data Below:

1998     1999    2000     2001

$1.6     $2.1    $2.7     $3.6

Graph shows Compounded Annual Growth Rate of 31%.

Source:  IMS

The Continuum of Pain
-------------------------------------------------------------------------------
                                           Moderately
             Mild     Moderate              Severe              Severe

Endo                  Lidoderm(R)          Percocet(R)       Numorphan(R)
Marketed              Nubain(R)            Percodan(R)       Percolone(R)
Products              Zydone(R)            Endocet(R)        Hydromorphone
                                           Endodan(R)        Morphine ER


Endo                  HydrocoDex(TM)       PercoDexTM        MorphiDex(R)
Pipeline                                                     Oxymorphone IR/ER
Products                                                     OxycoDexTM
                                                             Oxycodone ER


Pain Management Product Offering
-------------------------------------------------------------------------------

o   Established Portfolio of Branded Products:

    o   Percocet(R)

    o   Lidoderm(R)

    o   Other established brands including:

        -   Percodan(R)

        -   Zydone(R)

o   Difficult to Develop Generics:

    o   MS Contin generic

    o   Oxycontin generic (under FDA review and subject of litigation)


Established Portfolio of Brands: Percocet(R)
-------------------------------------------------------------------------------
1971      o        Percocet(R) 5.0/325 launched

1999      o        Endo launches new strengths of Percocet(R)

2001      o        April 2001: Generics of 7.5/500 and 10.0/650 introduced

2001      o        November 2001: New strengths approved and launched:

                   o   Percocet(R) 7.5/325 and Percocet(R) 10.0/325



                              "Gold Standard"

                                  in pain

                                 management


Percocet(R) Prescriptions
-------------------------------------------------------------------------------

Bar Chart Reflecting Data Below:

1994 - 2.0 million prescriptions

1995 - 1.8 million prescriptions

1996 - 1.6 million prescriptions

1997 - 1.4 million prescriptions

1998 - 1.4 million prescriptions

1999 - 1.3 million prescriptions

2000 - 2.0 million prescriptions

2001 - 2.2 million prescriptions


Source:  IMS

Percocet(R) Net Sales
-------------------------------------------------------------------------------
Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $51.5 million

Fiscal Year Ended 2000 - $92.4 million

Fiscal Year Ended 2001 - $101.0 million


Established Portfolio of Brands: Lidoderm(R)
-------------------------------------------------------------------------------
o Approximately 1 million patients per year are afflicted with Herpes Zoster (commonly referred to as "shingles")

o        Approximately 70% of these patients experience some pain:

         o        Acute

         o        Chronic (post herpetic neuralgia or "PHN")

o        Approximately 20% of shingles patients develop PHN

o The only FDA approved drug for the treatment of PHN a form of neuropathic pain

o        Lidoderm(R) provides analgesia


Lidoderm(R) Prescriptions
-------------------------------------------------------------------------------
Bar Chart Reflecting Data Below:

Quarter Ended 12/99 - 21,000 prescriptions
Quarter Ended 3/00 - 28,000 prescriptions
Quarter Ended 6/00 - 39,000 prescriptions
Quarter Ended 9/00 - 49,000 prescriptions
Quarter Ended 12/00 - 60,000 prescriptions
Quarter Ended 3/01 - 68,000 prescriptions
Quarter Ended 6/01 - 81,000 prescriptions
Quarter Ended 9/01 - 96,000 prescriptions
Quarter Ended 12/01 - 119,000 prescriptions


Source: IMS


Lidoderm(R) Net Sales
-------------------------------------------------------------------------------
Bar Chart Reflecting Data Below:

Fiscal Year Ended 1999 - $5.7 million
Fiscal Year Ended 2000 - $22.5 million
Fiscal Year Ended 2001 - $40.9 million


Sales by Product
-------------------------------------------------------------------------------
(in millions)

Bar Chart Illustrating Data Below:

                      1998       1999         2000         2001
                      ----       ----         ----         ----
Generics             $33.7      $44.8        $47.1        $84.3

Other Brands         $30.1      $36.5        $35.4        $25.8

Lidoderm(R)           $0.0       $5.7        $22.5        $40.9

Percocet(R)          $44.6      $51.5        $92.4       $101.0
                    ------     ------       ------      -------
Total               $108.4     $138.4       $197.4       $252.0

Graph shows a Compounded Annual Growth Rate of 33%.


Targeted Sales and Marketing
-------------------------------------------------------------------------------
o     Direct marketing through national dedicated contract sales force

      o   160 community-based field representatives

      o   70 specialty institutional representatives

o     Focus on high prescribing physicians in:

      o   Pain management

      o   Surgery

      o   Oncology

      o   Primary care

o     Option to internalize sales force


R&D Expertise
-------------------------------------------------------------------------------
o        Core expertise in narcotic analgesics

         o Pipeline products launched in the past 4 years contributed 54% of 2001 net sales

o Three NDA products in Phase III and three NDA products in Phase II clinical trials

o        Successful and proven record with the FDA


Substantial Pipeline
-------------------------------------------------------------------------------
Key Pipeline Products        Branding          Development stage
---------------------        --------          -----------------

MorphiDex(R)                 Branded           Phase III

Oxymorphone ER               Branded           Phase III

Oxymorphone IR               Branded           Phase III

HydrocoDexTM                 Branded           Phase II

OxycoDexTM                   Branded           Phase II

PercoDexTM                   Branded           Phase II

Oxycodone ER                 Generic           ANDA filed


NMDA-Enhanced Analgesia
-------------------------------------------------------------------------------
o Opioid analgesics activate Mu receptors, triggering an intracellular response from NMDA (N-methyl-D-aspartate) receptors in the brain and spinal cord.

o NMDA receptors activate the enzyme PKC, which desensitizes Mu receptors, resulting in reduced analgesia.

o Dextromethorphan, an NMDA-receptor antagonist, prevents the activation of PKC.

o Combining dextromethorphan with an opioid analgesic prevents the desensitization of the Mu receptor, increasing analgesia.

                         [Diagram Omitted]

MorphiDex(R) (morphine + dextromethorphan)

-------------------------------------------------------------------------------

o   Dextromethorphan enhances morphine analgesia

o   Pivotal chronic dosing study previously completed

       -   "Morphine sparing"

       -   "Longer duration of pain relief"

o   Long-term clinical experience: Safety established

In response to Algos' "not-approvable" letter:

o   Multiple-dose Phase III studies in chronic pain underway


MorphiDex(R) (morphine + dextromethorphan)

-------------------------------------------------------------------------------

o Multiple dose Phase III studies in chronic pain - three-month treatment period

    o  200-300 patients per study

    o  primary objective     - morphine sparing (2 studies)
                             - superior analgesia (1 study)

    o  secondary objectives  - define lowest fixed-dose MS/DM
                               ratio (1 study)
                             - "tolerance" (3 studies)

o Anticipate announcement of the results from the first of the three ongoing studies late in the second quarter 2002


Oxymorphone ER/IR
-------------------------------------------------------------------------------
o   Pure opioid agonist marketed in U.S. as injection and suppository since
    1960

o   New oral extended and immediate release formulations

o   Efficacy demonstrated

o   First "new" opioid in decades

o   1,500+ cancer and non-cancer patients in clinical program

o   ER version co-developed with Penwest Pharmaceuticals

o   Expect to file NDA application in second half of 2002


Historical Financial Summary
-------------------------------------------------------------------------------
(in millions)

Bar Chart Illustrating Data Below:

                       1999*      2000*        2001
                       -----      -----        -----
Net Sales              138.5      197.4        252.0
Gross profit            80.3      134.4        177.1
Cons. EBITDA**          27.7       62.1         79.5



*    Pro-forma for Algos acquisition.
**   Excludes non-cash COGS.


Projected Financial Summary
-------------------------------------------------------------------------------
(in millions)

Bar Chart Illustrating Data Below:

                   2000 (2)        2001      2002E
                   --------        -----     ------
Net Sales           197.4          252.0     280.0

Cons. EBITDA(1)      62.1           79.5      90.0



(1) Excludes non-cash COGS.

(2) 2000 Pro-forma for Algos acquisition


Proven Track Record
-------------------------------------------------------------------------------

Strategy                                 Achievement

o    Leverage brand equity of            |X|  Launched new strengths of
     products                                 Percocet(R) in November 1999 and
                                              new strengths of Percocet(R) in
o    Line extensions                          November 2001

o    Develop difficult generics          |X|  Launched Zydone(R) in February
                                              1999

o    Acquire products within the         |X|  Since November 1998, only
     pain management therapeutic              AB-rated generic of MS Contin(R)
     class                                    on the market

                                         |X|  First to file 10, 20 and
                                              40 mg generic version of
                                              Oxycontin(R)

                                         |X|  Launched Lidoderm(R) for
                                              PHN in September 1999


2002 Expected Milestones
-------------------------------------------------------------------------------
o    Amendment to MorphiDex(R) filing

o    File NDA for extended-release and immediate-release oxymorphone

o    Continue to advance future product line through:

     o   Advancement of Phase II and earlier projects

     o Acquire and in-license complementary products, compounds and technologies


                            Endo Pharmaceuticals

                            Salomon Smith Barney

             Second Annual Specialty Pharmaceuticals Conference

                                 March 2002